UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08243

Direxion Funds
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York , NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York , NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-851-0511

Date of fiscal year end:	October 31, 2017

Date of reporting period:	October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION FUNDS

ANNUAL REPORT OCTOBER 31, 2017

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

Direxion Indexed Commodity Strategy Fund (Consolidated)
Direxion Indexed CVT Strategy Fund

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	7
Expense Example (Unaudited)	9
Allocation of Portfolio Holdings (Unaudited)	10
Schedules of Investments	11
Statements of Assets and Liabilities	13
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to the Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)	30
Investment Advisory Agreement Approvals (Unaudited)	31
Trustees and Officers	34

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LETTER TO SHAREHOLDERS (UNAUDITED)

Dear Shareholders,

This Annual Report for the Direxion Funds covers the period from November 1, 2016 to October 31, 2017 (the "Annual Period").

Market Review:

Equity markets in the U.S. and abroad began the Annual Period amid an environment of uncertainty pertaining not only to U.S. elections and related policy implications, but also to lingering concerns over the U.K.'s decision to leave the EU. Subsequent clarification of the plans of the incoming Presidential administration provided a global boost to equity markets that would persist through the Annual Period. Spurred by policies friendly to banks, financial stocks were leaders of the S&P 500 into the end of Q4 2016. U.S. tailwinds boosted stock performance in Europe and Asia, while the Federal Reserve's move to increase interest rates weighed on some of their currencies when compared to the U.S. Dollar. Into 2017, the S&P 500 was further bolstered by positive economic data and a hopeful outlook on topics such as infrastructure spending, deregulation and tax cuts. Favorable monetary policy by global central banks was a continued boon for the global equity market during the first quarter of 2017. A pullback in the U.S. Dollar on dovish signals from the Federal Reserve regarding its monetary policy was beneficial to international equities during this timeframe. April 2017 saw a spike in previously protracted lows in volatility due to geopolitical concerns and a softening of economic data in the U.S. Into summer, U.S. markets experienced the increasingly rare phenomenon of increased volatility in response to White House headlines that the President requested the investigation into Russian ties be dropped. August 2017 proved to be the opposite of what is typically seen as a quiet month for the market. Volatility spiked on the threat of U.S. war with North Korea and European stocks were caught in the verbal crossfire, suffering their worst week since November 2016. The remainder of the Annual Period was characterized by record highs for U.S indexes, tempered with the realization that U.S. policy changes would not be instituted as expediently as originally thought.

The Annual Period saw three federal fund rate hikes, (December, March and June). The shift away from Zero Interest-Rate Policy accelerated as the U.S. economy continued to show strength. U.S. government bonds saw negative returns over the Annual Period due to a combination of the aforementioned Federal Reserve's monetary tightening, and possible fiscal stimulus in the form of infrastructure spending and tax cuts. Rates did fall for most of August 2017, but could not fully recover from the prevailing trend. The higher yielding corporate bonds continued double-digit outperformance over long-term treasuries. In the current low volatility world, investors continue to invest in high-yield debt, with demand outpacing supply.

Fund Performance Review:

The Direxion Indexed Commodity Strategy Fund (the "Commodity Fund") seeks investment results, after expenses, that track the performance of the Auspice Broad Commodity Index, a long/flat commodities index. A long/flat approach allows the Commodity Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of twelve commodity futures, which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. During the Annual Period, the Auspice Broad Commodity Index returned -8.93%, while the Commodity Fund's Class A Shares returned -9.49%.

The Commodity Fund's performance suffered following the election of President Trump in November 2016, but rallied towards the end of the month as weakness in soft commodities and precious metals were offset by positive returns in metals and energy. December saw gains in the energy complex, while metals and agricultural sectors saw slight losses. The Commodity Fund gave back some performance into the New Year as strength in precious metals was offset by weakness in the energy and agricultural sectors. There were two changes to the portfolio in February; the Fund added long-exposure

DIREXION ANNUAL REPORT

to Wheat and closed out of a Natural Gas position. March saw continued weakness for the Commodity Fund with grains, softs and energy positions all posting negative returns. The Fund closed out of Soybeans to protect risk of further deterioration. April saw further losses amid active positioning, most notably closing out of Wheat and establishing a long in Silver. A choppy May was followed by weakness in June and July as the two sectors with exposure – metals and agricultural – were both negative for the timeframe. The Commodity Fund caught a breather in August while equity markets in the U.S. were relatively flat for the month. Gains in both base and precious metals drove the positive performance in August, but the Fund gave it back on a correction in September. The Annual Period finished on a strong note as the Fund was long five positions in the two sectors of metals and energy, both of which were overall positive for the month of October.

The Direxion Indexed CVT Strategy Fund seeks investments results, before fees and expenses, which track the performance of the Aspen Quantitative Synthetic Convertible Index. The Aspen Quantitative Synthetic Convertible Index seeks to replicate the total return of the U.S. convertible bond market while also providing the potential for added liquidity and transparency and freedom from capital constraints that may impact convertible bond strategies. The Aspen Quantitative Synthetic Convertible Index is designed to capture high correlation and similar overall returns to the convertible bond universe by investing in liquid market instruments with comparable characteristics to convertible bonds. During the Annual Period, the Aspen Quantitative Synthetic Convertible Index returned 17.59%, while the Direxion Indexed CVT Strategy Fund returned 17.10%.

The Direxion Indexed CVT Strategy Fund was mostly allocated to high yield bonds, investment grade bonds and U.S equity indices during the Annual Period. The Fund averaged a 17% weight in investment grade debt, 28% weight in high yield debt, 19.5% weight in large cap equities, 24.5% weight in small cap equites and an 11% weight in 5-year treasury bonds. Most sectors saw positive returns during the Annual Period, with the only negative return coming from 5-year treasury bonds. The largest gain came from small cap equities, followed closely behind by large cap equities. Strong economic data and GDP growth help lead the rally in equities and high yield debt, while consequential rising rates contributed to the negative return in 5-year treasury bonds. Small cap stocks outperformed large cap based upon the assumption that a new tax code would benefit smaller U.S. companies.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Eric Falkeis Principal Executive Officer	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxioninvestments.com.

An investment in the Funds involves risk, including the possible loss of principal. There is no guarantee the Funds will achieve their objective. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds' investments in a particular industry or sector and can increase volatility over time. Diversification does not ensure a profit nor guarantee against loss. For certain Funds the performance of the portfolio is based upon the price movements of a physical commodity, which may be subject to greater volatility. Certain Funds performance is linked to daily performance of the spot price of the exchange rate in foreign

DIREXION ANNUAL REPORT

currencies, which can be highly volatile due to political, economic and legal factors the Fund cannot control. The use of derivatives may subject the Funds to market risks that may cause their prices to fluctuate over time and may result in larger losses or smaller gains than investing in other financial instruments. Leverage by the Funds can accelerate the velocity of potential losses. Some Funds use investment techniques that may be considered aggressive and may entail a significantly higher than normal risk. For a detailed explanation of these risks, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1.800.851.0511 or visit www.direxioninvestments.com. The prospectus should be read carefully before investing.

The views in this report were those of the Adviser as of October, 31 2017 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total Annual fund operating expense ratios of the Direxion Indexed Commodity Strategy Fund Class A Shares and Direxion Indexed CVT Strategy Fund is 1.42% and 1.63%, respectively, gross of any fee waivers or expense reimbursements.

The total Annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total Annual operating expense ratios of the Direxion Indexed Commodity Strategy Fund Class A Shares and Direxion Indexed CVT Strategy Fund is 1.26% and 1.35%, respectively. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The Adviser has contractually agreed to waive expenses of the Funds through September 1, 2018.

The Auspice Broad Commodity Index aims to capture upward trends in the commodity markets while minimizing risk during downward trends. The index uses a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 commodity futures covering energy, metals, and agriculture. The index incorporates dynamic risk management and contract rolling methods.

The Aspen Quantitative Synthetic Convertible Index seeks to replicate the total return of the U.S. convertible bond market while also providing the potential for added liquidity and transparency and freedom from capital constraints that may impact convertible bond strategies.

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

Distributed by: Rafferty Capital Markets, LLC

DIREXION ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund (Consolidated)

Performance Summary (Unaudited)

Investment Objective: Seeks investment results that track the performance of the Auspice Broad Commodity Index.

Class A3

Institutional Class

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Auspice Broad Commodity Index, the Fund's benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

An up-front sales charge of 5.50% is associated with the purchase of Class A shares of the Fund effective on February 1, 2012.

The Fund may impose a 1.00% redemption fee on Class A and Institutional Class shares redeemed (through sales or exchanges) within 30 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Class A3	(9.49)%	(6.93)%	(7.24)%	(7.53)%
Class A (with sales charge)[3]	(14.49)%	(8.67)%	(8.28)%	(8.09)%
Auspice Broad Commodity Index	(8.93)%	(8.70)%	(6.14)%	(0.79)%
	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Institutional Class	(9.25)%	(6.69)%	(7.01)%	(7.70)%
Auspice Broad Commodity Index	(8.93)%	(5.89)%	(6.14)%	0.28%
	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Class C4	(10.21)%	(7.63)%	(7.94)%	(8.20)%
Auspice Broad Commodity Index	(8.93)%	(5.89)%	(6.14)%	(0.90)%

Market Exposure

Investment Type	Percent of Net Assets
Futures Contracts	70.2%
Total Exposure	70.2%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by net assets.

1  Commencement of operations.

2  As of October 31, 2017.

3  On February 1, 2012, the Class A shares converted from Investor Class shares. Effective on February 1, 2012, purchases of Class A shares are charged an up-front sales charge of 5.50%. Prior to February 1, 2012, this up-front sales charge was not charged.

4  These returns do not include the contingent deferred sales charge. Had this sales charge been included sales charge been included the 1 year total return would be (11.11)%.

DIREXION ANNUAL REPORT

Direxion Indexed CVT Strategy Fund

Performance Summary (Unaudited)

February 5, 20141 - October 31, 2017

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the Aspen Quantitative Synthetic Convertible Index. The Aspen Quantitative Synthetic Convertible Index seeks to replicate the total return of the U.S convertible bond market.

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Indexed CVT Strategy Fund	17.10%	5.48%	7.45%
Aspen Quantitative Synthetic Convertible Index[3]	17.59%	6.46%	8.80%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Aspen Quantitative Synthetic Convertible Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Investment Company	38.1%
Swap Contracts	108.6%
Total Exposure	146.7%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2017.

3  The Aspen Quantitative Synthetic Convertible Index was previously named the QES Synthetic Convertible Index.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2017

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You will be charged a sales charge of 5.50% as a percentage of the offering price on your purchases of Class A shares of the Fund. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem Class A or Institutional Class shares of the Fund that have been held for less than 90 days. You may be charged a contingent deferred sales charge of 1.00% of the net amount of the redemption if you redeem Class A shares of the Fund within 24 months of purchase and a contingent deferred sales charge of 1.00% on Class C shares of the Fund within 12 months of purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, redemption fees, sales charges (loads), returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2017

	Annualized Expense Ratio	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*
Direxion Indexed Commodity Strategy Fund (Consolidated) Class A
Based on actual fund return	1.26%	$1,000.00	$960.50	$6.23
Based on hypothetical 5% return	1.26%	1,000.00	1,018.85	6.41
Direxion Indexed Commodity Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.01%	1,000.00	961.50	4.99
Based on hypothetical 5% return	1.01%	1,000.00	1,020.11	5.14
Direxion Indexed Commodity Strategy Fund (Consolidated) Class C
Based on actual fund return	2.01%	1,000.00	957.00	9.91
Based on hypothetical 5% return	2.01%	1,000.00	1,015.07	10.21
Direxion Indexed CVT Strategy Fund Investor Class
Based on actual fund return	1.35%	1,000.00	1,058.00	7.00
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2017 to October 31, 2017), then divided by 365.

Allocation of Portfolio Holdings (Unaudited)

October 31, 2017

	Cash*	Investment Companies	Futures	Swaps	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	98%	—	2%	—	100%
Direxion Indexed CVT Strategy Fund	60%	38%	—	2%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

DIREXION ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund (Consolidated)

Schedule of Investments

October 31, 2017

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	42,741,101
TOTAL NET ASSETS - 100.0%	$42,741,101

Percentages are stated as a percent of net assets.

(a)  $1,312,933 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2017

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Copper	12/27/2017	76	$5,891,900	$(21,608)	$264,523
Gasoline RBOB	11/30/2017	46	3,347,190	36,919	254,321
Gold	12/27/2017	86	10,926,300	(63,311)	76,258
NY Harbor Ultra-Low Sulfur Diesel	5/31/2018	60	4,628,484	9,409	245,469
WTI Crude Oil	8/21/2018	97	5,205,020	2,575	1,778
			$29,998,894	$(36,016)	$842,349

All futures contracts held by Direxion CTS Fund. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Indexed CVT Strategy Fund

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 38.1%
6,857	iShares iBoxx $ High Yield Corporate Bond ETF	$606,639
	TOTAL INVESTMENT COMPANIES (Cost $579,733)	$606,639
SHORT TERM INVESTMENTS - 19.9%
Money Market Funds - 19.9%
316,000	Fidelity Institutional Money Market Funds - Government Portfolio, 0.96% (a)(b)	$316,000
	TOTAL SHORT TERM INVESTMENTS (Cost $316,000)	$316,000
	TOTAL INVESTMENTS (Cost $895,733) - 58.0%	$922,639
	Other Assets in Excess of Liabilities - 42.0%	667,847
	TOTAL NET ASSETS - 100.0%	$1,590,486

Percentages are stated as a percent of net assets.

The geographical location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $316,000.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 3-7 Year Treasury Bond ETF	1.5889% representing 1 month LIBOR rate + spread	Credit Suisse International	3/6/2018	2,460	$303,262	$(537)
Total return of iShares Russell 2000 ETF	1.2389% representing 1 month LIBOR rate + spread	Credit Suisse International	3/6/2018	4,167	608,274	13,554
Total return of iShares iBoxx $ Investment Grade Corporate Bond ETF	1.5889% representing 1 month LIBOR rate + spread	Credit Suisse International	3/6/2018	2,912	351,893	1,280
Total return of SPDR S&P 500 ETF Trust	1.5889% representing 1 month LIBOR rate + spread	Credit Suisse International	3/6/2018	1,746	436,097	12,651
					$1,699,526	$26,948

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Assets:
Investments, at fair value (Note 2)	$—	$922,639
Cash	41,626,696	634,308
Receivable for Fund shares sold	2,032	6,852
Deposit at broker for futures contracts	1,312,933	—
Deposit at broker for swap contracts	—	748
Unrealized appreciation on swap contracts	—	27,485
Due from broker for futures contracts	10,456	—
Dividends and interest receivable	34,293	734
Total Assets	42,986,410	1,592,766
Liabilities:
Payable for Fund shares redeemed	170,322	—
Unrealized depreciation on swap contracts	—	537
Payable for variation margin, net	36,016	—
Accrued investment advisory fees	31,745	987
Accrued operating services fees	5,600	449
Accrued distribution expenses	1,626	307
Total Liabilities	245,309	2,280
Net Assets	$42,741,101	$1,590,486
Net Assets Consist of:
Capital stock	$41,446,396	$8,349,843
Undistributed net investment income	452,356	47,489
Accumulated net realized loss	—	(6,860,700)
Net unrealized appreciation (depreciation) on:
Investments	—	26,906
Futures contracts	842,349	—
Swap contracts	—	26,948
Total Net Assets	$42,741,101	$1,590,486
Cost of Investments	$—	$895,733

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities, continued

October 31, 2017

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Class A:
Net assets	$5,883,138	N/A
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	443,726	N/A
Net asset value, redemption price and offering price per share	$13.26	N/A
Institutional Class:
Net assets	$35,662,486	N/A
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,654,403	N/A
Net asset value, redemption price and offering price per share	$13.44	N/A
Class C:
Net assets	$1,195,477	N/A
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	94,525	N/A
Net asset value, redemption price and offering price per share	$12.65	N/A
Investor Class:
Net assets	N/A	$1,590,486
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	N/A	34,672
Net asset value, redemption price and offering price per share	N/A	$45.8723

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Investment Income:
Dividend income	$—	$193,854
Interest income	328,766	29,553
Total investment income	328,766	223,407
Expenses:
Investment advisory fees (Note 4)	466,795	75,689
Operating services fees (Note 4)	87,867	35,322
Distribution expenses — Class A (Note 4)	32,514	—
Distribution expenses — Class C (Note 4)	14,754	—
Distribution expenses — Investor Class (Note 4)	—	25,230
Excise tax (Note 2)	23,787	—
Total expenses	625,717	136,241
Net investment income (loss)	(296,951)	87,166
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	—	117,725
Futures contracts	(6,711,841)	—
Swap contracts	—	1,013,736
	(6,711,841)	1,131,461
Change in net unrealized appreciation (depreciation) on:
Investments	—	12,330
Futures contracts	1,367,384	—
Swap contracts	—	37,068
	1,367,384	49,398
Net realized and unrealized gain (loss) on investments	(5,344,457)	1,180,859
Net increase (decrease) in net assets resulting from operations	$(5,641,408)	$1,268,025

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Indexed Commodity Strategy Fund (Consolidated)
	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(296,951)	$(472,101)
Net realized gain (loss) on investments	(6,711,841)	3,854,813
Change in net unrealized appreciation (depreciation) on investments	1,367,384	(519,445)
Net increase (decrease) in net assets resulting from operations	(5,641,408)	2,863,267
Distributions to shareholders:
Net investment income:
Class A Shares	(298,064)	—
Institutional Class Shares	(2,018,612)	—
Class C Shares	(55,965)	—
Total distributions to shareholders	(2,372,641)	—
Capital share transactions:
Total increase (decrease) in net assets from capital share transactions(a)	(14,306,554)	12,559,934
Total increase (decrease) in net assets	(22,320,603)	15,423,201
Net assets:
Beginning of year	65,061,704	49,638,503
End of year	$42,741,101	$65,061,704
Undistributed net investment income, end of year	$452,356	$3,017,634

(a)  Summary of capital share transactions is as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)
	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold
Class A Shares	274,112	$4,194,972	957,870	$14,876,359
Institutional Class Shares	1,059,861	15,672,149	2,350,024	35,022,915
Class C Shares	17,950	247,145	11,113	165,440
Shares issued in reinvestment of distributions
Class A Shares	20,130	267,122	—	—
Institutional Class Shares	147,333	1,981,636	—	—
Class C Shares	3,944	49,930	—	—
Shares redeemed
Class A Shares	(1,134,211)	(16,601,245)	(255,240)	(3,858,042)
Institutional Class Shares	(1,328,453)	(19,439,641)	(2,207,008)	(33,045,896)
Class C Shares	(48,628)	(678,622)	(41,778)	(600,842)
Net increase (decrease)	(987,962)	$(14,306,554)	814,981	$12,559,934

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Indexed CVT Strategy Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in net assets from:
Operations:
Net investment income	$87,166	$74,441
Net realized gain (loss) on investments	1,131,461	(1,914,381)
Change in net unrealized appreciation on investments	49,398	299,423
Net increase (decrease) in net assets resulting from operations	1,268,025	(1,540,517)
Distributions to shareholders:
Net investment income:
Investor Class Shares	(119,786)	(69,075)
Total distributions to shareholders	(119,786)	(69,075)
Capital share transactions:
Total decrease in net assets from capital share transactions(a)	(234,395)	(9,711,190)
Total increase (decrease) in net assets	913,844	(11,320,782)
Net assets:
Beginning of year	676,642	11,997,424
End of year	$1,590,486	$676,642
Undistributed net investment income, end of year	$47,489	$80,109

(a)  Summary of capital share transactions is as follows:

	Direxion Indexed CVT Strategy Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold
Investor Class Shares	1,015,977	$41,672,971	992,501	$42,785,130
Shares issued in reinvestment of distributions
Investor Class Shares	587	24,466	1,624	63,870
Shares redeemed
Investor Class Shares	(999,096)	(41,931,832)	(1,255,527)	(52,560,190)
Net increase (decrease)	17,468	$(234,395)	(261,402)	$(9,711,190)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2017

														RATIOS TO AVERAGE NET ASSETS[4]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments[2]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[3]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[5]
Direxion Indexed Commodity Strategy Fund (Consolidated)
Class A Shares
Year ended October 31, 2017	$15.42	$(0.12)	$(1.34)	$(1.46)	$(0.70)	$—	$—	$(0.70)	$	—[6]	$13.26	(9.49)%	$5,883	1.31%	1.31%	(0.78)%	0%
Year ended October 31, 2016	14.63	(0.16)	0.95	0.79	—	—	—	—		—[6]	15.42	5.40%	19,799	1.26%	1.26%	(1.01)%	0%
Year ended October 31, 2015	17.29	(0.20)	(2.46)	(2.66)	—	—	—	—		—[6]	14.63	(15.38)%	8,499	1.26%	1.26%	(1.24)%	0%
Year ended October 31, 2014	18.96	(0.23)	(1.44)	(1.67)	—	—	—	—		—[6]	17.29	(8.81)%	11,477	1.26%	1.26%	(1.23)%	0%
Year ended October 31, 2013	20.32	(0.24)	(1.12)	(1.36)	—	—	—	—		—[6]	18.96	(6.69)%	39,656	1.26%	1.26%	(1.20)%	0%
Institutional Class Shares
Year ended October 31, 2017	15.66	(0.06)	(1.39)	(1.45)	(0.77)	—	—	(0.77)		—[6]	13.44	(9.25)%	35,662	1.05%	1.05%	(0.43)%	0%
Year ended October 31, 2016	14.81	(0.12)	0.97	0.85	—	—	—	—		—[6]	15.66	5.74%	43,477	1.01%	1.01%	(0.77)%	0%
Year ended October 31, 2015	17.48	(0.16)	(2.51)	(2.67)	—	—	—	—		—[6]	14.81	(15.27)%	39,002	1.01%	1.01%	(0.99)%	0%
Year ended October 31, 2014	19.12	(0.18)	(1.46)	(1.64)	—	—	—	—		—[6]	17.48	(8.58)%	46,602	1.01%	1.01%	(0.99)%	0%
Year ended October 31, 2013	20.44	(0.19)	(1.13)	(1.32)	—	—	—	—		—[6]	19.12	(6.46)%	20,026	1.01%	1.01%	(0.95)%	0%
Class C Shares
Year ended October 31, 2017	14.73	(0.20)	(1.30)	(1.50)	(0.58)	—	—	(0.58)		—	12.65	(10.21)%	1,195	2.05%	2.05%	(1.43)%	0%
Year ended October 31, 2016	14.07	(0.26)	0.92	0.66	—	—	—	—		—	14.73	4.69%	1,786	2.01%	2.01%	(1.79)%	0%
Year ended October 31, 2015	16.76	(0.31)	(2.38)	(2.69)	—	—	—	—		—	14.07	(16.05)%	2,137	2.01%	2.01%	(1.99)%	0%
Year ended October 31, 2014	18.52	(0.36)	(1.40)	(1.76)	—	—	—	—		—	16.76	(9.50)%	4,046	2.01%	2.01%	(1.98)%	0%
Year ended October 31, 2013	20.00	(0.38)	(1.10)	(1.48)	—	—	—	—		—	18.52	(7.40)%	4,629	2.01%	2.01%	(1.95)%	0%
Direxion Indexed CVT Strategy Fund
Investor Class Shares
Year ended October 31, 2017	39.3297	0.3608	6.3482	6.7090	(0.1664)	—	—	(0.1664)		—	45.8723	17.10%	1,590	1.35%	1.35%	0.86%	423%
Year ended October 31, 2016	43.0623	0.5890	(0.0090)	0.5800	(4.3126)	—	—	(4.3126)		—	39.3297	1.35%	677	1.45%	1.44%	1.38%[7]	947%
Year ended October 31, 2015	44.5788	0.3844	(0.8999)	(0.5155)	(1.0010)	—	—	(1.0100)		—	43.0623	(1.11)%	11,997	1.36%	1.36%	0.85%	368%
Period from February 5, 2014[8] to October 31, 2014	40.0000	0.2370	4.3418	4.5788	—	—	—	—		—	44.5788	11.45%	178,923	1.35%	1.27%	0.76%[7]	840%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain(loss) per share will not equal the Fund's changes in net realized and unrealized gain(loss) on investments, in-kind redemptions and swaps for the period.

3  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized. Class C returns do not include the contingent deferred sales charge.

4  For periods of less than one year, these ratios are annualized.

5  Portfolio turnover is not annualized and does not include effects of turnover of the swap or future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

6  Amount is less than $0.005.

7  Net investment income (loss) ratio before expense reimbursement for the period ended October 31, 2014 and the year ended October 31, 2016 were 0.68% and 1.37%, respectively.

8  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Funds

Notes to the Financial Statements

October 31, 2017

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 16 series, of which two are included in this report: Direxion Indexed Commodity Strategy Fund and Direxion Indexed CVT Strategy Fund (each a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The Direxion Indexed Commodity Strategy Fund offers Class A, Class C and Institutional Class Shares. The Direxion Indexed CVT Strategy Fund offers Investor Class shares. Class A shares are sold by the Fund directly without the services of a financial advisor. A sales load of 5.50% is imposed on purchases of Class A shares. Class C shares are offered primarily by authorized securities brokers and other financial intermediaries. Class C shares may be subject to a contingent deferred sales charge for one year. Institutional Class shares are sold by financial advisers that provide services to the Fund. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Direxion Indexed Commodity Strategy Fund is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion CTS Fund ("CTS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

The Direxion Indexed CVT Strategy Fund is managed to track the performance of the Aspen Quantitative Synthetic Convertible Index by investing in a combination of securities and/or financial instruments that provide exposure to the Index. The financial instruments in which this Fund may invest include stock index or fixed income futures contracts and swap contracts. The Fund may also invest in exchange-traded funds ("ETFs") and fixed income securities that include U.S. Government investment grade and high yield fixed-income securities, commonly known as "junk bonds". Additionally, the Fund may invest the collateral related to financial instruments in U.S. Government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents that have terms to maturity of less than 297 days and have high quality credit profiles.

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern Time ("Valuation Time")), each day the NYSE is open for business. Equity securities and ETFs are valued at their last sales price or, if not available, at the average of the last

DIREXION ANNUAL REPORT

bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted NAVs on the valuation date. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to the Valuation Time will be used. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short term debt securities with a remaining maturity of 60 days or less at time of purchase and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Funds' pricing service or, if such services are unavailable, by a pricing matrix method. Securities or swap contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a "net basis". Consequently, a Fund's current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund's obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The Direxion Indexed CVT Strategy Fund was invested in equity swap contracts at October 31, 2017, as shown on the Schedule of Investments.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular referenced securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such referenced securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities, less the interest paid by the Fund on the notional amount, are recorded as "unrealized appreciation or depreciation on swaps," and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. In certain instances, however, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities", as amended ASU 2013-01, requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

DIREXION ANNUAL REPORT

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2017, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following table.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2017 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Credit Suisse International

		Assets:				Liabilities:
		Gross Amounts not offset in the Statements of Asset and Liabilities				Gross Amounts not offset in the Statements of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount[2]
Direxion Indexed CVT Strategy Fund	$27,485	$537	$—	$26,948	$537	$—	$537[1]	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

c) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Indexed Commodity Strategy Fund was invested in futures contracts during the year ended October 31, 2017, as shown in the Schedule of Investments.

d) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the year ended October 31, 2017.

e) Basis for Consolidation – The Direxion Indexed Commodity Strategy Fund may invest up to 25% of its total assets in the CTS Fund. The CTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Commodity Strategy Fund. The CTS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Indexed Commodity Strategy Fund consistent with the Direxion Indexed Commodity Strategy Fund's investment objectives and policies specified in its prospectus and statement of additional information. As of October 31, 2017, the net assets of the Direxion Indexed Commodity Strategy Fund were $42,741,958, of which $2,360,994, or approximately 5.52%, represented the Direxion Indexed Commodity Strategy Fund's ownership of all issued shares and voting rights of the CTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

f) Risks of Investing Commodity-Linked Derivatives – The Direxion Indexed Commodity Strategy Fund, through its investment in its subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives were held during the year ended October 31, 2017.

g) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. federal income tax purposes, with the net sales proceeds.

h) Investments in Other Investment Companies – A Fund may invest in another ETF or mutual fund collectively defined as "investment companies". As a result, Fund shareholders indirectly bear the Fund's proportionate share of fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund's own operations. These costs are disclosed in the Fund's prospectus as Acquired Fund Fees and Expenses. Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

DIREXION ANNUAL REPORT

i) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company. Therefore, no provision for U.S. federal income taxes has been made. The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Direxion Indexed Commodity Strategy paid U.S. excise taxes during the year ended October 31, 2017.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, and dividends received from money market funds, recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For an additional discussion on expenses, refer to Note 4. Income and expenses are allocated to each class of shares based upon relative net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP.

The tax character of distributions during the years ended October 31, 2017 and October 31, 2016, were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion Indexed CVT Strategy Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary Income	$2,372,641	$—	$119,786	$69,075
Long-Term Capital Gains	—	—	—	—
Total Distributions paid	$2,372,641	$—	$119,786	$69,075

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2017. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of October 31, 2017, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Tax cost of investments	$—	$907,167
Gross unrealized appreciation	1,487,342	54,352
Gross unrealized depreciation	—	(11,932)
Net unrealized appreciation/(depreciation)	$1,487,342	$42,420
Undistributed ordinary income	—	47,489
Undistributed long-term capital gain	—	—
Total distributable earnings	—	47,489
Other accumulated gain/(loss)	(192,637)	(6,849,266)
Total accumulated earnings/(loss)	$1,294,705	$(6,759,357)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carry forwards and qualified late year loss deferrals.

DIREXION ANNUAL REPORT

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income (loss) and net realized gains and losses under GAAP and tax reporting:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Capital Stock
Direxion Indexed Commodity Strategy Fund (Consolidated)	$104,314	$6,711,841	$(6,816,155)
Direxion Indexed CVT Strategy Fund	—	—	—

Net investment income (loss) and net realized gains and losses for U.S. federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income (loss) and net realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to net operating losses, nondeductible U.S. excise taxes paid and investments in subsidiaries.

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2017. For the year ended October 31, 2017, the Direxion Indexed Commodity Strategy Fund deferred $192,637 of qualified late year losses.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

At October 31, 2017, the capital loss carry forwards on a tax basis were as follows:

	ST	LT	Total
Direxion Indexed CVT Strategy Fund	$6,021,317	$827,937	$6,849,254

During the year ended October 31, 2017, the Direxion Indexed CVT Strategy Fund utilized $1,135,340 of prior year capital loss carryover.

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial position or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2017, open U.S. Federal and state income tax years include the tax years ended October 31, 2014 through October 31, 2017. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIREXION ANNUAL REPORT

3.  INVESTMENT TRANSACTIONS

During the year ended October 31, 2017, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Purchases	Sales
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—
Direxion Indexed CVT Strategy Fund	15,803,548	15,576,680

The Funds had no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2017.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund's average daily net assets at the annual rates presented below:

Direxion Indexed Commodity Strategy Fund (Consolidated)	0.85%
Direxion Indexed CVT Strategy Fund	0.75%

Operating Services Fee: The Funds had entered into an Operating Services Agreement (the "Agreement") with the Adviser. Under the Agreement, the Adviser was responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-today operations of the Funds through October 31, 2017.

In consideration for the services rendered pursuant to the Agreement, the Funds paid the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee was calculated on an annualized basis on the daily average net assets of each Fund at the rates presented:

Direxion Indexed Commodity Strategy Fund (Consolidated)	0.16%
Direxion Indexed CVT Strategy Fund	0.35%

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets. The Investor Class and Class A shares of the Funds currently charge a 12b-1 fee of 0.25% of the respective class average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. The Class C shares of the Direxion Indexed Commodity Strategy Fund currently charge a 12b-1 fee of 1.00% of the Fund's Class C average daily net assets. The Institutional Class shares of the Direxion Indexed Commodity Strategy Fund does not charge a 12b-1 fee.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Funds and acts as the Funds' distributor in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

DIREXION ANNUAL REPORT

The inputs or methodology used for valuing investments are not an indication of the credit risk associated with investing in those financial instruments.

The follow is a summary of the inputs used to value the Funds' investments as of October 31, 2017:

	Direxion Indexed Commodity Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$842,349	$—	$—	$842,349
	Direxion Indexed CVT Strategy Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$606,639	$—	$—	$606,639
Short-Term Investments	316,000	—	—	316,000
Other Financial Instruments*	—	26,948	—	26,948

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the year ended October 31, 2017. There were no Level 3 securities held by the Funds during the year ended October 31, 2017. It is the Funds' policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2017, the Funds were invested in swap contracts and futures contracts.

At October 31 2017, the fair value of derivatives instruments, by primary risk, were as follows:

Asset derivatives[1]
		Commodity Risk	Credit Risk	Equity Risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$842,349	$—	$—	$—	$842,349
Direxion Indexed CVT Strategy Fund	Swap contracts	—	1,280	26,205	—	27,485

DIREXION ANNUAL REPORT

Liability derivatives
		Commodity Risk	Credit Risk	Equity Risk	Interest Rate Risk	Total
Direxion Indexed CVT Strategy Fund	Swap contracts[2]	$—	$—	$—	$537	$537

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments during the year ended October 31, 2017, by primary risk, were as follows:

		Commodity Risk	Credit Risk	Equity Risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Net realized gain (loss)[1] Futures contracts	$(6,711,841)	$—	$—	$—	$(6,711,841)
	Change in net unrealized appreciation (depreciation)[2] Futures contracts	1,367,384	—	—	—	1,367,384
Direxion Indexed CVT Strategy Fund	Net realized gain (loss)[1] Swap contracts	—	(58,019)	1,151,356	(79,601)	1,013,736
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	1,961	35,040	67	37,068

1  Statements of Operations location: Net realized gain (loss) on futures and swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on futures and swap contracts.

For the year ended October 31, 2017, the average volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amount
	Long Total Return Swap Contracts	Long Futures Contracts
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$38,940,182
Direxion Indexed CVT Strategy Fund	7,649,211	—

The Direxion Indexed Commodity Strategy Fund uses future contracts in order to meet its investment objective of seeking results that track the performance of the Auspice Broad Commodity Index through investments in futures contracts. The Direxion Indexed CVT Strategy Fund uses its investments in derivatives in order to meet its investment objective of seeking results that track the performance of the Aspen Quantitative Synthetic Convertible Index.

7.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

DIREXION ANNUAL REPORT

Effective November 1, 2017, the Board of Trustees of the Trust approved a change in the expense structure for the Funds. The Funds' current Operating Services Agreement has been terminated and replaced with an Operating Expense Limitation Agreement under which the Adviser has contractually agreed to cap all or a portion of the expenses for each Fund based on the annual rates listed below applied to each Fund's average daily net assets.

Direxion Indexed Commodity Strategy Fund Class A	1.26%
Direxion Indexed Commodity Strategy Fund Class C	2.01%
Direxion Indexed Commodity Strategy Fund Institutional Class	1.01%
Direxion Indexed CVT Strategy Fund	1.35%

Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

The Board of Trustees of the Trust has elected Henry W. Mulholland as a Trustee of the Trust effective December 1, 2017. The information to be disclosed in the Trustees and Officers table pertaining to Mr. Mulholland is below:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	152	None.

8.  RECENT ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations.

DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

October 31, 2017

The Board of Trustees and Shareholders of Direxion Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion Indexed Commodity Strategy Fund (Consolidated) and Direxion Indexed CVT Strategy Fund ((two of the series of Direxion Funds) (the "Funds")) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods or years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Direxion Funds at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods or years indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2017

DIREXION ANNUAL REPORT

Direxion Funds

Supplemental Information (Unaudited)

For the period ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was 1.22% for Direxion Indexed CVT Strategy Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended October 31, 2017 was 25.49% for Direxion Indexed CVT Strategy Fund.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approvals (Unaudited)

October 31, 2017

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust, on behalf of the Direxion Indexed Commodity Strategy Fund (the "Commodity Fund"), and its wholly owned subsidiary the Direxion CTS Fund, and the Direxion Indexed CVT Strategy Fund (the "CVT" Fund), each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 24, 2017, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Advisor's representatives and Fund management in executive sessions held on August 8, 2017 and August 24, 2017. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreement, the Board requested, and the Advisor provided, information that the Board and Advisor believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor for each Fund;

•  The investment objectives of the Funds, which require utilization of complex financial instruments that are not typical of traditional mutual funds;

•  The level of attention required by the Advisor due to the frequent and large trading activity in the Funds;

•  The Advisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Advisor in connection with providing services to the Funds;

•  Performance information for prior periods;

•  Comparative industry fee data;

•  Information regarding the financial condition of the Advisor; and

•  Information regarding how the Advisor monitors the Funds' compliance with regulatory requirements and Trust procedures.

The Board considered that, with respect to each Fund, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of each Fund; (3) the profitability, if any, of each Fund and of the advisory business to the Advisor; (4) the extent to which economies of scale might be realized as the Funds grow; (5) whether fee levels reflect these economies of scale, if any, for the benefit of any Fund's shareholders; (6) comparisons of services and fees with contracts entered into by the Advisor with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Advisor from its relationship with the Funds.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approvals (Unaudited)

October 31, 2017

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Advisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor under the Agreement and noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered: (1) the Advisor's success in achieving each Fund's investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Advisor's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Advisor's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Advisor's portfolio management staff. The Board considered that the Advisor oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Based on the Board's deliberations at the meeting, the Board, including the Independent Trustees, unanimously concluded that the nature, extent and quality of services to be provided under the Agreement could benefit shareholders.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of the investment advisory services provided by the Advisor. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of any of the Funds and the costs to investors of seeking to do so. The Board concluded that it would be difficult for an investor to implement independently any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Advisor, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fees, past operating service fees and future management service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. The Board considered, however, that to establish the Peer Group, the Advisor used the same methodology as in 2015 and 2016 and that this methodology was reviewed and recommended by an independent consultant retained by the Board to review and advise it on Peer Group construction.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees and shareholder services fees for each Fund and each Peer Group fund. The Board considered that the Advisor had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Funds under a new Operating Expense Limitation Agreement.

Based on its review, the Board determined that the proposed advisory fee rates for each Fund under the Agreement were reasonable in light of all factors considered.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approvals (Unaudited)

October 31, 2017

Performance of the Funds. The Board noted for the period ended June 30, 2017, the Commodity Fund performed better than its peers for three-year and five-year periods and the CVT Fund performed better than its peers for one-year and three-year periods presented.

Costs of Services Provided to the Funds and Profits Realized by the Advisor. The Board reviewed information about the profitability of the Advisor based on the fee rates payable under the Agreement. This included a review of information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor. The Board considered information regarding the Advisor's profit margin as reflected in the Advisor's profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objectives of the Funds. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the fact that publicly traded fund managers' operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board, including the Independent Trustees, determined that the profit to the Advisor under the Agreement was not excessive in light of all factors considered.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds' net assets. In light of the relatively small size of many of the Funds and the fact that the size of CVT Fund often increases and decreases significantly due to the unlimited trading that is permitted by the CVT Fund, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, breakpoints were not necessary at this time. The Board noted that it will continue to monitor fees and expenses as the Funds grow in size and assess whether fee breakpoints may be warranted.

Other Benefits. The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Funds. Such benefits include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds, immediately following their fiscal year end, would transition from an operating services arrangement into a management services arrangement with an operating expense limitation agreement, in which the Advisor would provide, and receive fees for providing, certain services historically provided by U.S. Bancorp Fund Services. The Board considered that, as a result of this transition the Funds would pay approximately the same amount in service fees, but the Advisor would retain a larger percentage of such service fees. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the other benefits to the Advisor were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment and that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 49	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999 – present.	152	None.
Eric W. Falkeis(2) Age: 43	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013.	152	Trustee, Professionally Managed Portfolios (31 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	152	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 75	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	152
					Director until December 2016, The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.
David L. Driscoll Age: 48	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	152	None.
Jacob C. Gaffey Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	152	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 49	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999 – present.	152	N/A
Eric W. Falkeis(2) Age: 43	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013.	152	Trustee, Professionally Managed Portfolios (31 Funds).
Patrick J. Rudnick Age: 44	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006 – 2013).	N/A	N/A
Angela Brickl Age: 41	Secretary	One Year; Since 2011	General Counsel, Rafferty Asset Management, LLC, since October 2010; formerly Chief Compliance Officer, Rafferty Asset Management, LLC (2012 – 2016).	N/A	N/A

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Kent Barnes Age: 48	Chief Compliance Officer	One Year; Since 2016	Director of Compliance, since April 2016, Rafferty Asset Management, LLC; formerly, General Counsel – Alternative Investments, USBFS (2006 – 2016).	N/A	N/A

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

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ANNUAL REPORT OCTOBER 31, 2017

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of ASC 740 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.  The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$50,375	$102,915
Audit-Related Fees	—	—
Tax Fees	18,225	17,535
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last  year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	12/29/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	12/29/17

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	1/2/18